UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 27, 2018
PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)		10017 (Zip Code)
Registrant's telephone number, including area code:
(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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     Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  [   ]

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.   [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 1, 2018, Pfizer Inc. (the “Company”) announced that effective January 1, 2019, the Board of Directors of the Company has elected Albert Bourla, 56, currently Chief Operating Officer of the Company, as Chief Executive Officer of the Company and Ian Read, 65, currently Chairman and Chief Executive Officer of the Company, as Executive Chairman of the Company.

Dr. Bourla has been Chief Operating Officer of the Company since January 2018 and was Group President, Pfizer Innovative Health from June 2016 until December 2017, Group President, Global Innovative Pharma Business of the Company (responsible for Vaccines, Oncology and Consumer Healthcare since 2014) from February 2016 until June 2016, President and General Manager of the Established Products Business Unit of the Company from 2010 until 2013, Area President Europe, Africa, Asia and Pacific of Pfizer Animal Health from 2009 until 2010, and Area President Europe, Africa and Middle East of Pfizer Animal Health from 2005 until 2009. Dr. Bourla has been a Director of the Company since February 2018. Dr. Bourla is a Board member of the Pfizer Foundation, which promotes access to quality healthcare. He is also a board member of the Biotechnology Innovation Organization, the world’s largest biotechnology trade association.

In connection with Dr. Bourla’s promotion, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the following new compensation arrangements for Dr. Bourla effective January 1, 2019: (1) an increase in his annual base salary from $1,400,000 to $1,600,000 and (2) a corresponding increase in his annual target cash incentive opportunity from $1,406,100 for 2018, which represents 100% of the salary midpoint for his 2018 salary grade, to $2,594,700 for 2019, which represents 150% of the salary midpoint for his 2019 salary grade.

The Committee also approved the following new compensation arrangements for Mr. Read in his role as Executive Chairman, effective January 1, 2019: (1) an annual base salary of $1,200,000 and (2) an annual target cash incentive opportunity of $1,800,000, which represents 150% of the salary midpoint for his 2019 salary grade.

The related press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Pfizer Inc. dated October 1, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Pfizer Inc. dated October 1, 2018

SIGNATURE Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.
PFIZER INC.
Dated: October 1, 2018	By: /s/ Margaret M. Madden_____ Margaret M. Madden
Title: Senior Vice President and Corporate Secretary Chief Governance Counsel